Exhibit 99.3 Enovix: From Mobile Electronics to EVs Cameron Dales General Manager and Chief Commercial Officer December 7, 2021 ©2021 ENOVIX

Disclaimer This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Enovix assumes no obligation to update the information in this Presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this Presentation are the property of their respective owners. No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Enovix or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Enovix has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Enovix. Viewers of this Presentation should each make their own evaluation of Enovix and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements This Presentation contains forward-looking statements made pursuant to the Safe Harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “pro forma,” “seek,” “seem,” “should,” “target,” “to be,” “will,” “will be,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Enovix’s ability to build and scale its advanced silicon-anode lithium-ion battery; the rate of increase in lithium-ion battery energy density; the build out of Enovix’s production facilities; Enovix’s production and commercialization timeline; Enovix’s business strategy; various addressable markets; anticipated market size and trends, growth, and developments in markets in which Enovix operates; the capabilities, performance, and advancement of Enovix’s technology and products; Enovix’s projected factory expansion and economics; and Enovix’s future product development and roadmap, including the timing of its entry into the electrical vehicle battery market and the results of its DOE Grant Program. All forward-looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Enovix and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. ©2021 ENOVIX 2

The Enovix Advantage Step-Change Increase in Validation from Category-Leading Patented Battery Architecture and 100% Active Silicon Anode Energy Density Process Technology Customers Scaling Up Production with Focused on Premium Markets Attractive Financial Profile Commercial Production in Q1 2022 Multiple Facilities Planned and First Product Revenue Q2 2022 Experienced Leadership and Board ©2021 ENOVIX 3

Enovix 3D Silicon™ Cell Architecture 1 Enovix 3D Silicon Lithium-ion Cell Photomicrograph Cross-Section Silicon Anode Material Capacity 2 1800 mAh/cc Conventional Wound Lithium-ion Cell Illustrated Cross-Section Graphite Anode Material Capacity 3 800 mAh/cc 2 ¹Source: Enovix Corporation. De-rated from theoretical capacity of 2194 mAh/cc for Li trapping losses. 3 Nominal capacity between host capacity of 841 mAh/cc and lithiated capacity of 719 mAh/cc. 4 ©2021 ENOVIX 4

©2021 ENOVIX 5

©2021 ENOVIX 6

©2021 ENOVIX 7

1 Step-Change Increase in Energy Density 9 Years EX-3 = 1255 Wh/I EX-2 = 1030 Wh/I EX-1 = 900Wh/I 5 Years 4.36% Average Annual Increase in Li-ion Battery Energy Density 1991 - 2020 1 Actual and projected (continued 4.36% improvement) energy density metrics for a median cell-phone-size battery and Enovix energy density roadmap for a cell-phone-size battery ©2021 ENOVIX 8

Enovix ‘Drop-In’ Battery Production Process Electrode Fabrication Cell Assembly Package, First Charge & Test Separator Pre-lithiation Laser Patterning and High-Speed Stacking Anode 1 (Silicon ) Package First Charge Test Separator Roll-to-Stack Cell Assembly Cathode 1 ©2021 ENOVIX 9 100% Active Silicon

Novel Patterning and Stacking Approach Industry Standard Enovix 3D Cell Direct Assembly Industry Standard 1 Electrode Fabrication (40% of Mfg Process) and Pre-lithiation (30%) Cell Packaging (30%) Laser Patterning High Speed Stacking 1 Replaces industry standard electrode winding and flattening 10 process ©2021 ENOVIX 10

Commercialization Roadmap PROJECTED 2022 2023 2024 2025 Fab 1 Fab 2 Fab 3 254 MWh Capacity 1.53 GWh Capacity Auto JV or Licensing Q2 2022 First Revenue Q2 2023 First Revenue 2025 First Revenue 2025E Units: 45M 2025E Units: 89M ©2021 ENOVIX 11

Strategy to Win in $75B Market Premium segments $13B 2 AR/VR : $0.2B 1 3 $75B Wearables : $3.0B Mobile computing CAGR 11% TAM $13B 4 Compute : $1.8B ASP $0.36-$4.00/Wh Lithium-ion Cell TAM $45B 5 Mobile Comm : $8.2B 6 Electric vehicles/other TAM $62B ASP $0.10-$0.36/Wh 1 Avicenne Energy, “The Worldwide Rechargeable Battery Market,” January 2019 2020 2025 2 Trendforce AR/VR Devices Shipment, July 2020; Company estimates as of January 2021 3 IDC Worldwide Wearable Device Forecast 2020-25, January 2021; Company estimates as of January 2021 4 IDC Quarterly Personal Computing Device Tracker, January 2021; Company estimates as of January 2021 5 IDC Quarterly Mobile Phone Tracker, January 2021; Company estimates as of January 2021 ©2021 ENOVIX 12 6 Approximately $3B Tam of Other applications and devices; Company estimates as of January 2021

Design Wins with Market Leaders 1 Laptop market leader 1 Laptop market: $102B (2017) Funded Product development. 2 Land mobile radio (LMR) market leader (public safety, EMS) 3 LMR market: $18B in 2019 to $25B in 2022 Product development. Funded 4 Smartwatch market leader 5 Smartwatch market: 19.6% CAGR to $96B by 2027 Negotiating Supply Agreement Product development. 6 AR/VR -- augmented/virtual reality market leader 7 AR/VR market: $11B (2017) to $571B (2025) Funded Product development. AR platform technology leader 8 AR market: $6B (2018) to $198B (2025) Funded Product development. 1 2 Laptops By The Numbers, Fortunly, 4/29/20. LMR Market, Reuters Plus, 2/11/19. 3 4 5 Statista estimates: Credence Research ©2020. Canalys, 6/17/20. Allied Market 6 7 8 ©2021 ENOVIX 13 Research, 4/20. TrendForce, Statista ©2019. IDC, 7/20/20. Statista ©2020.

Enovix EV Program ©2021 ENOVIX 14

Structurally and Electrochemically Stabilized Si-rich Anodes for EV Applications Awarded up to $3.2M, 3 Year DOE Grant in 2020 INITIAL NMC-622 CELL DATA CURRENT NMC-622 CELL DATA 248 mAh (27 mm x 19 mm x 3.3 mm) 267 mAh (29 mm x 17 mm x 3.4 mm) 514 Wh/l packaged energy density (863 Wh/l core) 541 Wh/l packaged energy density (889 Wh/l core) 675 Wh/l modeled packaged energy density for 55Ah cell 695 Wh/l modeled packaged energy density for 55Ah cell 4.2 – 2.5V Cell Voltage 4.35 – 2.5V Cell Voltage 0.33C CCCV Charge – 0.33C Discharge with periodic 0.33C CCCV Charge – 0.33C Discharge with periodic multi-rate diagnostic discharge steps multi-rate diagnostic discharge steps DOE Program Objectives: Collaborators: Demonstrate Si-rich anode and electrolyte Multi-component 1 capable of : model predicting Si integrity (i) 350 Wh/kg (ii) 750 Wh/l Optimized electrolytes Mitsubishi Chemical (iii) <20% Energy Fade after 1000 cycles for Si anodes (iv) 10-year calendar life 1 ©2021 ENOVIX When scaled to an automotive size cell (40 Ah or greater) 15

EV Pack Model Advantages - Incorporating Results of a 3rd Party Study 8 7 Manufacturability Fast Charge Energy Density ~4.6x cell thermal conductivity for Low swell, tight tolerance cells >30% higher cell VED at EV 4 equivalent pouch cells 2 Simplified interconnect and thermal relevant scales & form factors 5 ~ 56% thinner anode than graphite design 3 >40% higher pack level ED 6 ~ 140mV higher lithiation potential Integral constraint eliminates pack level constraints 1 2 Design Targets - NMC811 cathode at 6.0 mAh/cm loading, 100% active silicon anode, modeled energy for Enovix EX1 design 2 Enovix 55.2 Ah cell design vs 5 Ah, 730Wh/l , 21700 cell 3 Assumed 100% packing efficiency for pouch or prismatic vs 90.7% packing efficiency for cylindrical form factor 4 Through-plane conductivity; Enovix 3.4Ah cell, 5.3mm thick, LCO cathode (3.3 W/m-K) vs 6.0Ah pouch cell, 6.7mm thick NMC cathode (0.732 W/m-K); verified by rd 3 engineering pack analysis 5 100% active elemental Si anode de-rated from a fully-lithiated theoretical capacity of 2194 mAh/cc to account for Li-trapping and pre-lithiation 6 0.22V vs Li/Li+ for Si; 0.08V vs Li/Li+ for Graphite 7 Third Party Engineering Pack Analysis ©2021 ENOVIX 16 8 Sources for competitor data: UBS Global Research, October 2020

Next Steps Actively investing Building dedicated team Seeking partners info@enovix.com © ©2 202 021 1 E ENO NOV VIX IX 17

Thank You © ©2 202 021 1 E ENO NOV VIX IX 18